                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 31, 2001
                                Date of report

                               HomeBase(R), Inc.
              (Exact name of Registrant as Specified in Charter)


           Delaware                              1-10259                           33-0109661
(State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
        Incorporation)                                                             Number)

                             3345 Michelson Drive
                               Irvine, CA  92612
                   (Address of Principal Executive Offices)


                                (949) 442-5000
             (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On August 31, 2001, HomeBase, Inc. issued a press release announcing that HomeBase Inc. will change its corporate name to House2Home, Inc.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit    Description
--------   -----------
99.1       Press Release dated August 31, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August ___, 2001
                                      HomeBase, Inc.



                                      By:_______________________
                                      Name:_____________________
                                      Title:____________________

                                 EXHIBIT INDEX



 Exhibit
 Number               Description of Exhibit
 -------              ----------------------
 99.1        Press Release dated August 31, 2001